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                                                                 EXHIBIT 10.10.Y

                       10% TWO YEAR CONVERTIBLE TERM NOTE

$100,000                                                        January 25, 2000

         FOR VALUE RECEIVED, Electropure, Inc., a California Corporation, hereby promises to pay ANTHONY M. FRANK, or assigns (the "Lender"), the principal sum of One Hundred Thousand Dollars ($100,000) on or before January 25, 2002, plus interest accrued thereon at the rate of Ten Percent (10%) per annum.

         Lender shall have the right, in his sole discretion, to convert the principal and interest accrued on such loan into securities of Electropure, Inc. and/or securities of the proposed subsidiary of Electropure, Inc. to be known as Micro Imaging Technologies.

         Any conversion of the loan, or any portion thereof, shall be at mutually agreed upon terms.

         In witness whereof, the parties have executed this 10% Two-Year Convertible Term Note on the day and date set forth above.


ELECTROPURE, INC.


By: /s/ FLOYD H. PANNING                       /s/  ANTHONY M. FRANK
        -------------------------------        ---------------------------------
        Floyd H. Panning, President                Anthony M. Frank
        23456 South Pointe Drive                   320 Meadowood Court
        Laguna Hills, CA  92653                    Pleasant Hill, CA  94523-3176